GREENWICH STREET SERIES FUND

Salomon Brothers Variable Money Market Fund

Salomon Brothers Variable International Equity Fund

125 Broad Street

New York, New York 10004

June 8, 2005

Dear Variable Annuity Contract Owner:

Shares of the Salomon Brothers Variable Money Market Fund (“Money Fund”) and/or Salomon Brothers Variable International Equity Fund (“International Fund” and each an “Acquired Fund”) of Greenwich Street Series Fund (“Greenwich Fund”) have been purchased at your direction by IDS Life Insurance Company or IDS Life Insurance Company of New York (together, “IDS”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract (a “variable contract”). IDS, as the shareholder of record and legal owner of those separate accounts, has been asked to approve an Agreement and Plan of Reorganization (the “Plan”) whereby the Money Fund and International Fund will be combined with and into the Smith Barney Money Market Portfolio and Smith Barney International All Cap Growth Portfolio (each an “Acquiring Fund”), respectively, each of which is a series of Travelers Series Fund Inc., in tax-free reorganizations (the “Reorganization”). As an owner of a variable contract with an interest in one or more of those separate accounts, IDS is asking you for instructions as to how to vote the shares of the Acquired Fund that are attributable to your variable contract. For simplicity, in the attached prospectus/proxy statement you may be referred to as “the shareholder” since your vote and the votes of other contract owners who have instructed IDS Life Insurance Company or IDS Life Insurance Company of New York to invest in the Acquired Funds, will determine whether each proposal will be approved or adopted.

If the Plan is approved and consummated for the Acquired Fund, the separate account(s) in which you have an interest will own shares of the Acquiring Fund instead of shares of the Acquired Fund. Each separate account will receive shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund owned by the separate account before the reorganization.

Your Vote is Important!

You may transfer all or a part of your interest in the Acquired Fund as provided in your contract to another available investment option on each day the Acquired Fund is open for business at the then current net asset value per share.

After carefully considering the merits of the proposal, the Greenwich Fund’s Board of Trustees (the “Board”) has determined that each Reorganization is in the best interests of each Acquired Fund’s shareholders, and indirectly the underlying contract owners of the Acquired Fund, and that the shareholders’ interests will not be diluted as a result of the reorganization.

The Board recommends that you read the enclosed materials carefully and then instruct IDS to vote FOR the proposal. Please take a moment now to sign and return the voting instruction form(s) in the enclosed postage-paid envelope. For more information, please call PFPC Inc. at 1-877-456-6399.

Respectfully,

R. Jay Gerken

Chairman of the Board, President and Chief Executive Officer

WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

GREENWICH STREET SERIES FUND

Salomon Brothers Variable Money Market Fund

Salomon Brothers Variable International Equity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Please take notice that a Special Meeting of Shareholders (the “Special Meeting”) of each of Salomon Brothers Variable Money Market Fund (“Money Fund”) and Salomon Brothers Variable International Equity Fund (“International Fund” and each an “Acquired Fund”), each a series of Greenwich Street Series Fund (the “Greenwich Fund”), will be held at Citigroup Center, 153 East 53rd Street, New York, New York 10022, on July 1, 2005, at 10:00 a.m., Eastern time, for the following purposes:

PROPOSAL 1	(Money Fund Shareholders Only):

To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Money Fund in exchange for shares of the Smith Barney Money Market Portfolio, a series of Travelers Series Fund Inc. (the “SB Money Portfolio”), and the assumption by the SB Money Portfolio of all of the liabilities of the Money Fund, (ii) distribution to shareholders of the Money Fund of such shares of the SB Money Portfolio in liquidation of the Money Fund and cancellation of the Money Fund’s outstanding shares and (iii) the subsequent termination of the Money Fund as a series of Greenwich Fund.

PROPOSAL 2	(International Fund Shareholders Only):

To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the International Fund in exchange for shares of the Smith Barney International All Cap Growth Portfolio, a series of Travelers Series Fund Inc. (the “SB International Portfolio”), and the assumption by the SB International Portfolio of all of the liabilities of the International Fund, (ii) distribution to shareholders of the International Fund of such shares of the SB International Portfolio in liquidation of the International Fund and cancellation of the International Fund’s outstanding shares and (iii) the subsequent termination of the International Fund as a series of Greenwich Fund.

PROPOSAL 3	To transact such other business as may properly come before the Special Meeting or an adjournment(s) thereof.

Shares of an Acquired Fund may only be purchased by insurance company separate accounts to fund benefits payable under certain variable annuity contracts (“variable contracts”). Each insurance company that through its separate accounts owns shares of an Acquired Fund, hereby solicits the owners of the variable contracts with interests in those separate accounts for instructions as to how to vote at the Special Meeting of Shareholders and agrees to vote at the Special Meeting of Shareholders and at any adjournment thereof the shares of an Acquired Fund held by those separate accounts in accordance with those instructions. The Board of Trustees of Greenwich Fund recommends that you vote in favor of the Proposal applicable to your fund.

The attached Prospectus/Proxy Statement describes the proposals. Copies of the Agreements and Plans of Reorganization are attached as Exhibits A and B to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on June 3, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

Shareholders are requested to execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of the Greenwich Fund. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed voting instructions or by attending the Special Meeting and voting in person.

By Order of the Board of Trustees

/s/    ROBERT I. FRENKEL

Robert I. Frenkel

Secretary

June 8, 2005

ADDITIONAL MATERIALS

The following additional materials, which have been incorporated by reference into the Statement of Additional Information dated June 8, 2005 relating to this Prospectus/Proxy Statement and the Reorganization are included herewith.

1.	The Statement of Additional Information for Salomon Brothers Variable Money Market Fund and Salomon Brothers Variable International Equity Fund, dated April 30, 2005, as supplemented to the date hereof.

2.	The Statement of Additional Information for Smith Barney Money Market Portfolio and Smith Barney International All Cap Growth Portfolio, dated February 28, 2005, as supplemented to the date hereof.

3.	Annual Report of Salomon Brothers Variable Money Market Fund for the year ended December 31, 2004.

4.	Annual Report of Salomon Brothers Variable International Equity Fund for the year ended December 31, 2004.

5.	Annual Report of Smith Barney Money Market Portfolio for the year ended October 31, 2004.

6.	Annual Report of Smith Barney International All Cap Growth Portfolio for the year ended October 31, 2004.

Questions and Answers Concerning the Combination of the

Salomon Brothers Variable Money Market Fund with and into

Smith Barney Money Market Portfolio

AND

Salomon Brothers Variable International Equity Fund with and into

Smith Barney International All Cap Growth Portfolio

The enclosed materials include a combined Prospectus/Proxy Statement containing information you need to make a more informed decision. However, we thought it would also be helpful for you to have, at the start, answers to some of the important questions you might have about each proposed reorganization.

We hope you find these explanations useful as you review your materials before voting. For more detailed information about the proposed reorganization, please refer to the enclosed Prospectus/Proxy Statement.

What will happen to my shares if the proposed reorganization is approved?

You will become a shareholder of Smith Barney Money Market Portfolio (“SB Money Portfolio”) and/or Smith Barney International All Cap Growth Portfolio (“SB International Portfolio” and each an “Acquiring Fund”), as applicable, each of which is a series of Travelers Series Fund Inc., on or about July 8, 2005 (the “Closing Date”), and will no longer be a shareholder of Salomon Brothers Variable Money Market Fund (“Money Fund”) and/or Salomon Brothers Variable International Equity Fund (“International Fund” and each an “Acquired Fund”), respectively, each of which will be terminated pursuant to the proposed reorganizations. You will receive shares of the relevant Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of your investment in the relevant Acquired Fund at the time of the closing of the reorganization.

If the reorganization is approved and you do not wish to become a shareholder of the relevant Acquiring Fund, you may transfer all or a part of your interest in your contract to another available investment option on each day the Acquired Fund is open for business at the then current net asset value per share.

For those shareholders who have elected to have their dividends reinvested, dividends will continue to be reinvested automatically, unless otherwise directed by such shareholder, until the Closing Date.

What are the key reasons for each reorganization?

The reorganization will allow Money Fund shareholders to remain invested in a fund with a substantially identical investment objective which focuses on short-term money market instruments, but has lower expenses and better historical performance.

The reorganization will allow International Fund shareholders to remain invested in a fund with an identical investment objective which focuses on equity securities of foreign companies and has lower expenses and similar historical performance.

Do the Funds have similar investment objectives?

Yes. SB Money Portfolio’s investment objective is maximum current income consistent with the preservation of capital, while Money Fund’s investment objective is maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. Both funds invest primarily in short-term money market securities.

The investment objectives of SB International Portfolio and International Fund are identical and the investment policies are substantially identical. The funds both invest primarily in equity securities of foreign companies and have substantially similar investment strategies.

However, the investment strategies and limitations of each fund (and their related risk characteristics) are NOT identical. For more information regarding the similarities and differences between the funds, please refer to the attached Prospectus/Proxy Statement.

Will my expenses change as a result of the reorganization?

Although combined advisory and administration fees for Money Fund and International Fund are currently the same as for SB Money Portfolio and SB International Portfolio, respectively, the effective expenses of an investment in each Acquiring Fund are lower than the expenses of an investment in the Acquired Funds. Accordingly, as a result of the reorganization, a shareholder of the Money Fund may incur expenses that are lower than he or she currently incurs by approximately 490 basis points and a shareholder of the International Fund may incur expenses that are lower than he or she currently incurs by approximately 180 basis points. This is because the Acquiring Funds incur significantly lower “other expenses” due in part to economies of scale realized from the Acquiring Funds’ larger asset size. The Acquiring Funds’ other expenses are anticipated to remain at comparable levels following the proposed reorganization, however, this cannot be guaranteed.

What are the tax consequences of the proposed reorganization?

The proposed reorganization will generally not be a taxable event.    Shareholders will not recognize gain or loss as a direct result of the proposed reorganization.

How does the Board of Trustees recommend I vote?

The Board recommends that you vote FOR the relevant reorganization. The Board believes the reorganization is in the best interest of the relevant Acquired Fund and its shareholders.

Why is my vote important?

Shareholders have a responsibility to vote on important matters affecting their Fund investments. No matter how many shares you own, your vote—and its timeliness—are also important. Please complete, sign and return the enclosed voting instruction form today! Or, you may vote by telephone, by fax or through the Internet.

Please note if you sign and date your voting instruction form, but do not provide voting instructions, your shares will be voted FOR the Proposal. Thank you in advance for your vote.

How can I vote my shares?

Please choose one of the following options to vote your shares:

•	By mail, with the enclosed voting instruction form(s);

•	By telephone, with a toll-free call to the telephone number that appears on your voting instruction form(s) or, if no toll-free telephone number appears on your voting instruction form(s), to 1-800-690-6903;

•	By faxing the enclosed voting instruction form(s) to 1-877-226-7171;

•	Through the Internet, by logging on to www.proxyweb.com and following the instructions on the site; or

•	In person at the Special Meeting.

PROSPECTUS/PROXY STATEMENT

125 Broad Street

New York, New York 10004

1-800-451-2010

June 8, 2005

RELATING TO THE ACQUISITION BY

SMITH BARNEY MONEY MARKET PORTFOLIO (“SB MONEY PORTFOLIO”)

AND SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

(“SB INTERNATIONAL PORTFOLIO” AND EACH AN “ACQUIRING FUND”),

EACH A SERIES OF TRAVELERS SERIES FUND INC. (“TSF”)

OF THE ASSETS OF SALOMON BROTHERS VARIABLE

MONEY MARKET FUND (“MONEY FUND”) AND

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

(“INTERNATIONAL FUND” AND EACH AN “ACQUIRED FUND”), RESPECTIVELY,

EACH A SERIES OF GREENWICH STREET SERIES FUND (GREENWICH FUND).

General.    This Prospectus/Proxy Statement is furnished to shareholders of the Acquired Fund in connection with a proposed reorganization in which all of the assets of the Acquired Fund would be acquired by the Acquiring Fund, in exchange solely for voting shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund (the “Reorganization”). Shares of common stock of the Acquiring Fund thereby received would then be distributed to the shareholders of the Acquired Fund in complete liquidation of each Acquired Fund, and each Acquired Fund would be terminated as a series of Greenwich Fund. As a result of the Reorganization, each shareholder of the Acquired Fund would receive that number of full and fractional shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of his or her shares of beneficial interest of the Acquired Fund held as of the close of business on the Closing Date (as defined herein) of the Reorganization. Shareholders of the Acquired Fund are being asked to vote on an Agreement and Plan of Reorganization (the “Plan”) pursuant to which such transactions, as described more fully below, would be consummated.

Shareholders should note that the closing of each Reorganization is not conditioned on the closing of the other Reorganization proposed in the Prospectus/Proxy Statement. Accordingly, in the event that the shareholders of one of the Acquired Funds approve their Fund’s Reorganization, it is expected that the approved Reorganization will, subject to the terms of the applicable Plan, take place as described in the Prospectus/Proxy Statement, even if the shareholders of the other Acquired Fund have not approved their Fund’s Reorganization. In the event your Plan is not approved, you will continue to be a shareholder of your Fund and the Board of your Fund will consider other possible courses of action available to it, including resubmitting the Reorganization proposal to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The investment objectives and policies of each Acquired Fund are compared to those of the corresponding Acquiring Fund in this Prospectus/Proxy Statement.

Shares of the Acquired Funds and Acquiring Funds (collectively, the “Funds”) are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts (the “variable contracts”). As of the record date for the Meeting, IDS Life Insurance Company and IDS Life Insurance Company of New York (together, “IDS”), on behalf of separate accounts registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and related subaccounts (collectively, the “separate accounts”), are the legal owners of 100% of the shares of the Funds.

IDS shall vote all shares of beneficial interest of the Acquired Fund with respect to the Plan in the same proportion (for, against or abstain from voting) as the timely instructions received from owners of variable contracts that had contract values allocated on the record date to a separate account investing in shares of the Acquired Fund (collectively, the “Contract Owners”). Accordingly, IDS is furnishing this Prospectus/Proxy Statement to Contract Owners in connection with the solicitation of voting instructions from the Contract Owners regarding the proposal to approve the Plan.

This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a Contract Owner should know in considering the Reorganization. For a more detailed discussion of the investment objective, policies, restrictions and risks of each Acquiring Fund, see the prospectuses for the Acquiring Funds, each dated February 28, 2005, as supplemented from time to time, which are included herewith and incorporated herein by reference. This Prospectus/Proxy Statement is also accompanied by each Acquiring Fund’s annual report to shareholders for the year ended October 31, 2004, which is included herewith and incorporated herein by reference. For a more detailed discussion of the investment objective, policies, restrictions and risks of each Acquired Fund, see the prospectus for the Acquired Funds, dated April 30, 2005, and the annual report to shareholders for the year ended December 31, 2004, each of which is included herewith and is incorporated herein by reference.

A Statement of Additional Information of the Acquired Fund and the Acquiring Fund dated June 8, 2005 containing additional information about the Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the “SEC” or the “Commission”) and is included herewith and is incorporated by reference into this Prospectus/Proxy Statement. Shareholder inquiries regarding the Acquired Fund or the Acquiring Fund may be made by calling the phone number listed above. The information contained herein concerning the Acquired Fund and Acquiring Fund has been provided by, and is included herein in reliance upon, Greenwich Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investments in the Acquiring Fund, as with any mutual funds, are subject to risk—including the possible loss of principal. Shares in the Acquiring Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured by, obligations of, or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

The Board of Trustees of the Greenwich Fund, on behalf of each Acquired Fund, including all of the Trustees who are not “interested persons” of such Funds (as defined in the 1940 Act (the “Non-Interested Trustees”), approved on April 15, 2005, an Agreement and Plan of Reorganization (the “Plan”). Subject to its approval by the shareholders of the Acquired Fund, the Plan provides for (a) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange for shares of the Acquiring Fund and assumption by the Acquiring Fund all of the Acquired Fund’s liabilities; (b) the distribution of such Acquiring Fund shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund and the cancellation of the Acquired Fund’s outstanding shares of beneficial interest; and (c) the termination of the Acquired Fund as a series of Greenwich Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund and will hold, immediately after the closing of the Reorganization (the “Closing”), that number of full and fractional shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares of beneficial interest held in the Acquired Fund as of the close of business on the Closing Date (as defined below). The Closing is expected to occur on July 8, 2005 or on such later date as the parties may agree in writing (the “Closing Date”).

SYNOPSIS

The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the Acquiring Fund, the Prospectus of the Acquired Fund and the Plan (the forms of which are attached to this Prospectus/Proxy Statement as Exhibits A-1 and A-2). Shareholders of an Acquired Fund should read this entire Prospectus/Proxy Statement carefully.

Introduction.    The Acquired Funds and Acquiring Funds (collectively, the “Funds”), are managed by Salomon Brothers Asset Management Inc (“SaBAM”) and Smith Barney Fund Management LLC (“SBFM”), respectively, both affiliates of Citigroup Global Markets Inc. (“CGM”). Both Funds have the same administrator (SBFM), custodian, transfer agent and independent registered public accounting firm. Both Funds have a distribution agreement with CGM and a sub-transfer agency agreement with PFPC Inc. Money Fund and SB Money Market Portfolio are each managed by Martin Hanley, and International Fund and SB International Portfolio are each managed by Jeffrey Russell.

If the Plan is consummated, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The Reorganizations have been proposed because they will allow shareholders of Money Fund to remain invested in a fund with a substantially identical investment objective which focuses on short-term money market instruments, but has lower expenses and better historical performance, and shareholders of International Fund to remain invested in a fund with an identical investment objective which focuses on equity securities of foreign companies and has lower expenses and similar historical performance.

It is a condition of the Reorganization that each Fund receive an opinion of legal counsel that the Reorganization will be qualified as a tax-free reorganization. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.

Proposed Reorganization.    The aggregate net asset value of each class of voting shares of common stock of the Acquiring Fund (the “Acquiring Fund Shares”) issued in exchange for the assets and liabilities of the

Acquired Fund will be equal to the aggregate net asset value of that class of the Acquired Fund as of the close of regular trading on the Closing Date. Immediately following the transfer of the Acquiring Fund Shares to the Acquired Fund, the Acquiring Fund Shares received by the Acquired Fund will be distributed pro rata to the shareholders of record of the Acquired Fund on the Closing Date and the shares of the Acquired Fund will be cancelled.

For the reasons described below under “The Proposed Reorganization-Reasons for the Proposed Reorganization,” the Board of Trustees of Greenwich Fund, on behalf of the Acquired Fund, including the Non-Interested Trustees, has concluded the following:

—	the Reorganization is in the best interests of the Acquired Fund; and

—	the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

Accordingly, the Board of Trustees of Greenwich Fund recommends approval of the Plan. If a Plan is not approved, the relevant Acquired Fund will continue in existence unless other action is taken by the Trustees; such other action may include resubmitting that Plan for shareholder approval or seeking shareholder approval of the termination and liquidation of that Acquired Fund.

Tax Consequences.    The Acquired Funds and the Acquiring Funds will have received an opinion of Willkie Farr & Gallagher LLP in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund as a result of their exchange of shares pursuant to the Reorganization and no gain or loss will generally be recognized by the shareholders of the Acquired Fund as a result of the Reorganization.

SUMMARY OF PRINCIPAL RISK FACTORS

Because of their common focus on short-term money market securities and equity securities of foreign companies, as applicable, the Funds are exposed to similar risks.

Money Funds

Although the Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds, or the Funds could under-perform other short-term debt instruments or money market funds, if any of the following occurs: (i) interest rates rise sharply, (ii) an issuer of the Fund’s securities defaults, or has its credit rating downgraded, (iii) sectors or issuers the Fund has emphasized fail to perform as expected, or (iv) the manager’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect. Additionally, the Money Fund could under-perform if adverse events in the banking industry reduce the value of the Money Fund’s investments in bank instruments.

International Funds

Investors could lose money on their investment in the Funds, or the Funds may not perform as well as other investments, if any of the following occurs: (i) foreign stock prices decline, (ii) adverse governmental action or political, economic or market instability occurs in a foreign country, (iii) the currency in which a security is priced declines in value relative to the U.S. dollar, (iv) the value of the Fund’s foreign securities declines because of unfavorable government actions or political instability, and (v) the manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Many foreign countries in which the Funds invest have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

INVESTMENT OBJECTIVE AND POLICIES

OF THE ACQUIRING FUND AND THE ACQUIRED FUND

Money Funds

The Money Fund’s investment objective is maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity, while the SB Money Portfolio’s investment objective is maximum current income consistent with the preservation of capital. Both Funds invest primarily in short-term money market securities. The Money Fund has a fundamental policy to concentrate (invest at least 25% of its assets) in the banking industry, while the SB Money Portfolio does not. The Money Fund may not invest more than 5% of its total assets in securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second Tier Securities”) and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The SB Money Portfolio does not have these restrictions.

The SB Money Portfolio, as a matter of fundamental policy, may only borrow from banks for temporary purposes and only in an amount up to 10% of the value of its total assets (while pledging its assets in an amount up to 10% of the value of its assets to secure such borrowings). The SB Money Portfolio also has a limit on securities lending of 20% of its total assets. The Money Fund does not have these restrictions.

In selecting investments for the each Fund, the manager looks for: (i) the best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality, (ii) issuers offering minimal credit risk and (iii) maturities consistent with the manager’s outlook for interest rates.

International Funds

Both Funds’ investment objectives are total return on assets from growth of capital and income. Both Funds’ investment policies are substantially identical. Under normal circumstances, the Funds invest at least 80% of the value of their net assets (plus any borrowings for investment purposes) in equity securities or other investments with similar economic characteristics, of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Acquired Fund may hold up to 20% of its total assets in cash and invest in short-term instruments, while the Acquiring Fund only anticipates investing in such securities for temporary defensive purposes. The Acquiring Fund may lend securities up to 15% of its total assets and may have more than 15% of its net assets invested in puts, calls, straddles and spreads, while the Acquired Fund has no stated limits. Each Fund may borrow for investment purposes, provided that any transactions constituting borrowing by a Fund may not exceed one-third of its assets. Each Fund may borrow from banks, on a secured or unsecured basis, up to one-third of the value of its assets. The Acquired Fund, but not the Acquiring Fund, may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

The manager emphasizes individual security selection while diversifying each Fund’s investments across regions and countries, which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager’s assessment of overseas potential for long-term growth, the Fund’s emphasis among foreign markets and types of issuers may vary.

In selecting individual companies for investment, each Fund’s manager looks for: (i) above-average earnings growth, (ii) high relative return on invested capital, (iii) experienced and effective management, (iv) competitive advantages, (v) strong financial condition, (vi) effective research, product development and marketing, and (vii) strong financial condition or stable or improving credit quality.

By spreading each Fund’s investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, each Fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include: (i) low or decelerating inflation which creates a favorable environment for securities markets, (ii) stable government with policies that encourage economic growth, equity investment and development of securities markets, (iii) currency stability and (iv) the range of individual investment opportunities.

INVESTMENT MANAGEMENT FEES AND EXPENSES

SaBAM and SBFM serve as each Acquired Fund’s investment advisor and administrator, respectively, while SBFM, serves as investment manager to each Acquiring Fund. SaBAM and SBFM are retained pursuant to a contract, to manage the daily investment and/or business affairs of the Acquired Fund or the Acquiring Fund, as applicable, subject to the policies established by the Board of Trustees of Greenwich Fund or the Board of Directors of TSF, as applicable. Each Fund pays its own expenses, including the investment management fees. Shareholders pay no direct charges or fees for investment services.

SaBAM’s and SBFM’s address is 399 Park Avenue, New York, New York 10022. SaBAM, SBFM and CGM are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. SaBAM and SBFM each select the investments and oversee the operations of the Acquired Fund and Acquiring Fund, respectively.

Under an investment advisory and administrative agreement, SB Money Portfolio and SB International Portfolio each pay SBFM an annual fee of 0.50% and 0.85%, respectively, of the Fund’s average daily net assets. The investment advisory and administration fees paid by SB Money Portfolio and SB International Portfolio for

the fiscal year ended October 31, 2004 were $2,687,533 and $1,538,177, respectively. For the fiscal year ended October 31, 2004, SB Money Portfolio and SB International Portfolio each paid combined investment advisory and administrative fees at the effective rate of 0.50% and 0.88%, respectively, of its average daily net assets.

Money Fund and International Fund each pay SaBAM an investment advisory fee at the rate of 0.30% and 0.85%, respectively, of the Fund’s average daily net assets. Money Fund pays SBFM an administrative fee at the rate of 0.20% of its average daily net assets. SBFM currently voluntarily waives its entire investment advisory and administrative fees for the Money Fund. Effective August 1, 2004, International Fund ceased paying an administrative fee. For the fiscal year ended December 31, 2004, Money Fund and International Fund paid investment advisory fees of $0 and $28,873, respectively, to SaBAM. For the fiscal year ended December 31, 2004, Money Fund and International Fund paid administrative fees of $0 and $3,773, respectively, to SBFM. For the fiscal year ended December 31, 2004, Money Fund and International Fund paid combined investment advisory and administrative fees at the effective rate of 0.00% and 0.92%, respectively, of its average daily net assets.

Martin Hanley of SaBAM and SBFM manages each of the Money Fund and the SB Money Portfolio. Mr. Hanley has been responsible for the day-to-day management of the Money Fund since 2001 and of the SB Money Portfolio since 1994. Jeffrey Russell of SaBAM and SBFM manages each of the International Fund and the SB International Portfolio. Mr. Russell has been responsible for the day-to-day management of the International Fund since 1995 and of the SB International Portfolio since 1994. Each manager’s discussion of fund performance of the relevant Acquiring Fund for the fiscal year ended October 31, 2004 is included in that Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2004, a copy of which accompanies this Prospectus/Proxy Statement.

Each Fund’s total expense ratio (total annual operating expenses as a percentage of average net assets) for its shares as of December 31, 2004 is set forth below under “Annual Fund Operating Expenses.” SBFM projects that if the proposed Reorganizations were effected during its fiscal year ending December 31, 2005, the total expense ratio for each Acquired Fund would decline for the fiscal year ending December 31, 2005. The actual expense ratio for each Acquiring Fund for the year ending December 31, 2005 may be higher or lower than as set forth below, depending upon an Acquiring Fund’s performance, general stock market conditions, sales and redemptions of an Acquiring Fund’s shares and other factors.

ANNUAL FUND OPERATING EXPENSES

The actual expenses of the Acquiring Fund and the Acquired Fund as of December 31, 2004 and pro forma expenses following the proposed Reorganization are set forth below.

	Money Fund	SB Money Portfolio	SB Money Portfolio (Pro Forma Combined)
Shareholder Fees (fees paid directly into your investment)
Maximum sales charge on purchases	N/A	N/A	N/A
Maximum deferred sales charge on redemptions	N/A	N/A	N/A
Annual fund operating expenses (paid by the Fund as a % of net assets)
Management fees	0.50%	0.50%	0.50%
Distribution and service (12b-1) fees	None	N/A	N/A
Other expenses	5.00%	0.03%	0.03%

Total Annual Fund Operating Expenses	5.50%*	0.53%	0.53%

*	Currently, SaBAM and SBFM are waiving the investment advisory and administration fees and reimbursing expenses to limit total annual fund operating expenses. As a result of this voluntary expense limitation, the total annual fund operating expenses will not exceed 1.25%. From time to time, the manager may voluntarily waive additional fees and/or reimburse additional expenses to maintain a minimum yield threshold. The manager may change or eliminate the expense limitation at any time.

	International Fund	SB International Portfolio		SB International Portfolio (Pro Forma Combined)
	(Class I)
Shareholder Fees (fees paid directly into your investment)
Maximum sales charge on purchases	N/A	N/A		N/A
Maximum deferred sales charge on redemptions	N/A	N/A		N/A
Annual fund operating expenses (paid by the Fund as a % of net assets)
Management fees	0.97%**	0.85	%***	0.85%
Distribution and service (12b-1) fees	None	N/A		N/A
Other expenses	1.81%	0.13%		0.13%

Total Annual Fund Operating Expenses	2.78%	0.98%		0.98%

**	The current management fee is 0.85%. Prior to the August 1, 2004 International Fund paid an administration fee; this fee was discontinued and the management fee reflected is the average aggregate advisory and administration fees for the year ended December 31, 2004.
***	Effective July 1, 2004, the management fee was reduced to 0.85%.

Examples

The following examples help you compare the costs of investing in each of the Funds and for the Acquiring Funds pro forma, assuming the Reorganization takes place, and are for illustration only. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same. This example does not reflect fees and expenses incurred at the variable product level; if they were reflected, the figures in the example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Money Fund	$549	$1,638	$2,716	$5,364
SB Money Portfolio	$54	$170	$296	$665
SB Money Portfolio (Pro forma combined)	$54	$170	$296	$665

	1 Year	3 Years	5 Years	10 Years
International Fund (Class I)	$281	$862	$1,469	$3,109
SB International Portfolio	$100	$312	$542	$1,201
SB International Portfolio (Pro forma combined)	$100	$312	$542	$1,201

Examples should not be considered representations of past or future expenses. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the fees and expenses applicable to each of the Funds.

DISTRIBUTION OF SHARES AND OTHER SERVICES

CGM, a subsidiary of Citigroup, serves as distributor of the Acquiring Funds pursuant to a written agreement (the “Distribution Agreement”).

Each of the Fund’s shares are sold exclusively to separate accounts of insurance companies to fund the variable contracts issued by those companies. A separate account buys or sells shares of a Fund based on (i) a variable contract owner’s instruction to invest or receive back money under the variable contract (such as making a premium payment or surrendering a contract) and (ii) the operation of a variable contract itself (such as the deduction of fees and charges).

SBFM or SaBAM may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. SBFM or SaBAM may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by SBFM or SaBAM and may be substantial.

The payments described above are often referred to as “revenue sharing payments.” The distributor of the fund may make similar payments under similar arrangements. The recipients of such payments may include the insurance companies that issue the variable contracts offering the fund as an investment option.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

You may not purchase shares of any Fund directly. You can only invest in a Fund by purchasing a variable contract offered by a participating insurance company and directing the allocation of part or all of your purchase payments to a separate account that invests in a Fund as permitted under your variable contract. The terms of your variable contract will not change as a result of the Reorganization.

The Funds do not impose any minimum initial or subsequent investment requirements but your variable contract may.

Insurance company separate accounts may sell Fund shares to generate cash to meet various obligations under variable contracts. You should read your variable contract to find out how you may withdraw from or cancel your variable contract, what surrender fees or expenses you may incur and whether you may be taxed on the amount of any withdrawal, including any penalty tax. The terms of your variable contract will not change as a result of the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

Net Investment Income.    Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder’s account at net asset value in additional shares of any Fund that paid the dividend or distribution, unless the shareholder instructs a Fund to pay all dividends and distributions in cash. Net investment income, if any, including dividends on stocks and interest on bonds or other securities a Fund holds, is distributed to the shareholders of the Fund annually.

Capital Gains.    Distributions of any net realized capital gains of the Funds, if any, will be paid annually shortly after the close of the fiscal year in which they are earned.

If a Plan is approved by an Acquired Fund’s shareholders, then as soon as practicable before the Closing Date, that Acquired Fund will pay or have paid its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains, if any, for the current taxable year through the Closing Date.

Appraisal Rights.    Under the laws of the Commonwealth of Massachusetts, shareholders of an Acquired Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund by another entity. In addition, under the laws of the State of Maryland, shareholders of an Acquiring Fund do not have appraisal rights in connection with a combination or acquisition of the assets of the Acquired Fund. Shareholders of the Acquired Fund may, however, redeem their shares at net asset value prior to the date of the Reorganization (subject only to certain restrictions set forth in the 1940 Act).

TAX CONSEQUENCES

The Acquired Funds and the Acquiring Funds will have received an opinion of Willkie Farr & Gallagher LLP in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Acquired Fund as a result of their exchange of shares pursuant to the Reorganization and no gain or loss will generally be recognized by the shareholders of the Acquired Fund as a result of the Reorganization. See “Federal Income Tax Consequences.”

PRINCIPAL INVESTMENTS AND RISK FACTORS

General.    As described above, the Money Fund and SB Money Market Portfolio have substantially identical investment objectives, and pursue their objectives in a similar, but not identical manner. The International Fund and SB International Portfolio have an identical investment objective and pursue their objectives in a substantially identical manner. A more complete description of the investment practices and limitations of each Acquiring Fund is contained in each Fund’s prospectus dated February 28, 2005, as supplemented from time to time, a copy of which is included herewith, in the Statement of Additional Information of each Acquiring Fund dated February 28, 2005, as supplemented from time to time, and in the Statement of Additional Information of the Acquiring Fund and the Acquired Fund dated June 8, 2005 (relating to the proposed Reorganization), both of which are included herewith and are incorporated herein by reference. Please refer to each Fund’s prospectus and statement of additional information for a more detailed discussion of the specific investment practices and risks of the applicable Fund.

Comparison of Investment Objectives and Policies

Money Funds

The Money Fund’s investment objective is maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity, while the SB Money Portfolio’s investment objective is maximum current income consistent with the preservation of capital. Both Funds invest primarily in short-term money market securities. The Money Fund has a fundamental policy to concentrate (invest at least 25% of its assets) in the banking industry, while the SB Money Portfolio does not. The Money Fund may not invest more than 5% of its total assets in securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities (“Second Tier Securities”) and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The SB Money Portfolio does not have these restrictions.

The SB Money Portfolio, as a matter of fundamental policy, may only borrow from banks for temporary purposes and only in an amount up to 10% of the value of its total assets (while pledging its assets in an amount up to 10% of the value of its assets to secure such borrowings). The SB Money Portfolio also has a limit on securities lending of 20% of its total assets. The Money Fund does not have these restrictions.

In selecting investments for the each Fund, the manager looks for: (i) the best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality, (ii) issuers offering minimal credit risk and (iii) maturities consistent with the manager’s outlook for interest rates.

International Funds

Both Funds’ investment objectives are total return on assets from growth of capital and income. Both Funds’ investment policies are substantially identical. Under normal circumstances, the Funds invest at least 80% of the value of their net assets (plus any borrowings for investment purposes) in equity securities or other investments with similar economic characteristics, of foreign companies. Equity securities include exchange-traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Acquired Fund may hold up to 20% of its total assets in cash and invest in short-term instruments, while the Acquiring Fund only anticipates investing in such securities for temporary defensive purposes. The Acquiring Fund may lend securities up to 15% of its total assets and may have more than 15% of its net assets invested in puts, calls, straddles and spreads, while the Acquired Fund has no stated limits. Each Fund may borrow for investment purposes, provided that any transactions constituting borrowing by a portfolio may not exceed one-third of its assets. Each Fund may borrow from banks, on a secured or unsecured basis, up to one-third of the value of its assets. The Acquired Fund, but not the Acquiring Fund, may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

The manager emphasizes individual security selection while diversifying each Fund’s investments across regions and countries, which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager’s assessment of overseas potential for long-term growth, the Fund’s emphasis among foreign markets and types of issuers may vary.

In selecting individual companies for investment, each Fund’s manager looks for: (i) above-average earnings growth, (ii) high relative return on invested capital, (iii) experienced and effective management, (iv) competitive advantages, (v) strong financial condition, (vi) effective research, product development and marketing, and (vii) strong financial condition or stable or improving credit quality.

By spreading each Fund’s investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds, which may allocate a substantial portion of assets to the U.S. markets, each Fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include: (i) low or decelerating inflation which creates a favorable environment for securities markets, (ii) stable government with policies that encourage economic growth, equity investment and development of securities markets, (iii) currency stability and (iv) the range of individual investment opportunities.

All Funds

Each Fund has adopted substantially similar fundamental investment restrictions with respect to its status as a “diversified company”; borrowing money; engaging in the business of underwriting securities; purchasing or selling real estate, real estate mortgages, commodities or commodity contracts; making loans; and issuing senior securities. Each Fund’s fundamental investment restrictions may not be changed without the approval of that Fund’s shareholders.

Investors should refer to the respective prospectuses and statements of additional information of the Acquiring Fund and the Acquired Fund for a more complete description of each Fund’s investment policies and restrictions.

*    *    *    *

Summary of Principal Investment Policies and Risk Factors.    Because of their common focus on short-term money market securities and equity securities of foreign companies, as applicable, the Funds are exposed to similar risks. The following summarizes those principal investment policies and risk factors.

Money Funds

Although the Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds, or the Funds could underperform other short-term debt instruments or money market funds, if any of the following occurs: (i) interest rates rise sharply, (ii) an issuer of the Fund’s securities defaults, or has its credit rating downgraded, (iii) sectors or issuers the Fund has emphasized fail to perform as expected, (iv) the value of the Fund’s foreign securities declines because of unfavorable government actions or political instability, or (v) the manager’s judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect. Additionally, the Money Fund could underperform if adverse events in the banking industry reduce the value of the Fund’s investments in bank instruments.

Money Market Securities Risk.    Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Interest Rate Risk.    Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure Risk.    Issuers located in foreign countries and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Financial Services Exposure Risk.    Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Issuer-Specific Changes Risk.    Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect a security’s or instrument’s credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

Securities Lending Risk.    The Fund may engage in securities lending to increase its net investment income. The Fund will only lend securities if the loans are callable by the Fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

International Funds

Investors could lose money on their investment in the Funds, or the Funds may not perform as well as other investments, if any of the following occurs: (i) foreign stock prices decline, (ii) adverse governmental action or political, economic or market instability occurs in a foreign country, (iii) the currency in which a security is priced declines in value relative to the U.S. dollar, and (iv) the manager’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.

Many foreign countries in which the Funds invest have markets that are less liquid and more volatile than markets in the U.S. In some foreign countries, there is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risk of investing in foreign securities is greater in the case of emerging markets.

Equity Securities Risk.    Equity securities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed Income Investments Risk.    The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Credit quality of fixed income securities.    If a security receives different ratings, a Fund will treat the securities as being rated in the highest rating category. The Fund may choose not to sell securities that are downgraded below the Fund’s minimum acceptable credit rating after their purchase. The Fund’s credit standards also apply to counterparties to over-the counter (“OTC”) derivative contracts.

Below investment grade securities. Securities are below investment grade if:

•	They are rated, respectively, below one of the top four long-term rating categories by all the nationally recognized rating organizations that have rated the securities;

•	They have received comparable short-term ratings; or

•	They are unrated securities the manager believes are of comparable quality to below investment grade securities.

High Yield Security Risk.    The fund invests primarily in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer credit-worthiness or economic conditions. Lower quality securities may become illiquid and hard to value in declining markets.

Foreign and Emerging Market Investments Risk.    Investments in securities of foreign entities and securities quoted or denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Since the fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the fund’s assets.

Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Derivatives and Hedging Techniques Risk.    A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Securities Lending Risk (SB International Portfolio Only).    The Fund may engage in securities lending to increase its net investment income. The Fund will only lend securities if the loans are callable by the Fund at any time and the loans are continuously secured by cash or liquid securities equal to no less than the market value, determined daily, of the securities loaned. The risks in lending securities consist of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially.

Other Risk Factors for All Funds

Portfolio Risk.    Fund investors are subject to portfolio risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

Temporary Defensive Position.    A Fund may depart from principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If a Fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Portfolio Turnover.    A Fund may actively trade portfolio securities in an attempt to achieve its investment objective. Active trading will cause a Fund to have an increased portfolio turnover rate. Actively trading portfolio securities increases a Fund’s trading costs and may have an adverse impact on a Fund’s performance.

THE PROPOSED REORGANIZATION

Description of the Plan.    As stated above, the Plan provides for the transfer of all of the assets of an Acquired Fund to the relevant Acquiring Fund in exchange for that number of full and fractional shares of common stock of that Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of beneficial interest held in the Acquired Fund as of the close of business on the Closing Date. The Acquiring Fund will assume all of the liabilities of the Acquired Fund. In connection with the Closing, the Acquired Fund will distribute the shares of common stock of the Acquiring Fund in complete liquidation of the Acquired Fund. The Acquired Fund will be terminated as a series of Greenwich Fund and its issued and outstanding shares will be cancelled.

Upon completion of the Reorganization, each shareholder of the Acquired Fund will own that number of full and fractional shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares of beneficial interest held in the Acquired Fund as of the close of business on the Closing Date. Each Acquired Fund shareholder’s account with the Acquiring Fund will be substantially similar in all material respects to the account currently maintained by the Acquired Fund’s sub-transfer agent for such shareholder.

The obligations of Greenwich Fund, on behalf of an Acquired Fund, and TSF, on behalf of an Acquiring Fund, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC, the Commonwealth of Massachusetts and the State of Maryland as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Each Acquired Fund and the Acquiring Fund is in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing (in accordance with the Plan) notwithstanding the approval of the Plan by the shareholders of an Acquired Fund. However, no amendment may be made after the Special Meeting that materially adversely affects the interests of the shareholders of an Acquired Fund without obtaining the approval of that Acquired Fund’s shareholders. Each Acquired Fund and the Acquiring Fund may at any time waive compliance with certain of the covenants and conditions contained in a Plan. For a complete description of the terms and conditions of a Reorganization, see the Plans at Exhibit A-1 and A-2.

Citigroup Asset Management whose investment services are provided by SBFM and SaBAM or other affiliated entities will assume and pay all of the expenses that are solely and directly related to the Reorganization, which expenses are estimated to be approximately $67,000. PFPC Inc. has been retained to solicit proxies, at an estimated fee of $4,500 for each Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

Prior to a meeting of Greenwich Fund’s Board of Trustees held on April 15, 2005, the Trustees, including all of the Non-Interested Trustees, were presented with materials discussing the benefits that would accrue to the shareholders of each Acquired Fund if the Acquired Fund were to reorganize with and into the relevant Acquiring Fund. These materials were discussed at the meeting to the satisfaction of the Trustees, who were advised by independent counsel. For the reasons discussed below, the Board of Trustees of Greenwich Fund, including all of the Non-Interested Trustees, has determined that each proposed Reorganization is in the best interests of each Acquired Fund and that the interests of the shareholders of each Acquired Fund will not be diluted as a result of the proposed Reorganizations.

Money Fund

The Board of Trustees approved the proposed Reorganization because it will offer shareholders of Money Fund a (1) substantially identical investment objective and focus on short-term money market instruments, (2) stronger historical performance and (3) significantly lower total expenses.

The Board was also advised that the SB Money Portfolio had outperformed the Money Fund over the period during which both Funds have been in existence through December 31, 2004. In addition, the Board was also advised that the Acquiring Fund had outperformed the Lipper Money Market Fund Average over the period during which both Funds have been in existence through December 31, 2004. See “Capitalization and Performance.”

Although combined advisory and administration fees for the Acquired Fund are currently the same as for the Acquiring Fund, the effective expenses of an investment in the Acquiring Fund are lower than the expenses of an investment in the Acquired Fund. Accordingly, as a result of the reorganization, a shareholder of the Acquired Fund may incur expenses that are lower than he or she currently incurs by approximately 490 basis points. This is because the Acquiring Fund incur significantly lower “other expenses” due in part to economies of scale realized from the Acquiring Fund’s larger asset size. The Acquiring Fund’s other expenses are anticipated to remain at comparable levels following the proposed reorganization, however, this cannot be guaranteed.

International Fund

The Board of Trustees approved the proposed Reorganization because it will offer shareholders of International Fund a (1) an identical investment objective and focus on equity securities of foreign companies, (2) similar historical performance and (3) significantly lower total expenses. SBFM and SaBAM advised the Board that the Funds held the securities of 49 issuers in common. Such overlapping issuers represented 67.1% of SB International Portfolio’s net assets and 87.6% of the International Fund’s net assets.

The Board was also advised that the Funds had similar performance over the period during which both Funds have been in existence through December 31, 2004. See “Capitalization and Performance.”

Although combined advisory and administration fees for the Acquired Fund are currently the same as for the Acquiring Fund, the effective expenses of an investment in the Acquiring Fund are lower than the expenses of an investment in the Acquired Fund. Accordingly, as a result of the reorganization, a shareholder of the Acquired Fund may incur expenses that are lower than he or she currently incurs by approximately 160 basis points. This is because the Acquiring Fund incur significantly lower “other expenses” due in part to economies of scale realized from the Acquiring Fund’s larger asset size. The Acquiring Fund’s other expenses are anticipated to remain at comparable levels following the proposed reorganization, however, this cannot be guaranteed.

Both Funds

The Board considered alternatives to each proposed Reorganization, such as a liquidation or restructuring with different investment policies, but decided that each Reorganization is the best alternative for shareholders.

After the Reorganization the contract owners who invest, through separate accounts, in the Funds will be afforded the same contract rights they currently have under their variable contracts, including surrender and other transfer rights, with respect to amounts invested under those contracts. The Reorganization will take place at net asset value and will not increase or decrease the amount of the contract value of any variable contract. The Reorganization will not impose any additional fees on owners of variable contracts nor will the Reorganization have any effect on the charges currently imposed under the variable contracts. Contract owners will not bear any added cost or expense as a result of the Reorganization. In addition, the Reorganization will in no way change whatever tax benefits the contract owners currently enjoy and will not result in any adverse federal income tax consequences for any separate account or contract owner. Finally, the Reorganization will in no way alter the contractual obligations of the insurance companies that issued those contracts.

In approving each proposed Reorganization and recommending its approval by shareholders of the Acquired Fund, the Board of Trustees considered a number of factors, including the following:

(1) the effect of the Reorganization on the total annual operating expenses of the Acquired Fund;

(2) in the case of the Money Fund, the Funds’ substantially identical investment objectives and focus on short-term money market instruments; and in the case of the International Fund, the Funds’ identical investment objectives and focus on equity securities of foreign companies;

(3) the historical performance records of the Acquiring and the Acquired Funds;

(4) the potential for increased economies of scale and other efficiencies as a result of the Reorganization;

(5) the continuity of portfolio management;

(6) the tax-free nature of the Reorganization;

(7) the terms and conditions of the Reorganization and that it should not result in a dilution of Acquired Fund shareholder interests; and

(8) the fact that all of the expenses of the Reorganization will be borne by Citigroup Asset Management or an affiliate.

VOTING INFORMATION

General Information

The Board of Trustees of Greenwich Fund, on behalf of each Acquired Fund, is furnishing this combined Prospectus/Proxy Statement in connection with the solicitation of proxies for a Special Meeting of Shareholders of each Acquired Fund at which shareholders will be asked to consider and approve a proposed Plan with respect to each Acquired Fund of which such shareholder own shares. All of the shareholders of an Acquired Fund are insurance company separate accounts.

With respect to shares of beneficial interest of the Acquired Fund owned by an insurance company separate account, the insurance company will vote the shares of beneficial interest of such Acquired Fund at the Special Meeting in accordance with the voting instructions received from the owners of the variable contracts that have interests in that separate account. Each insurance company may, except as prohibited by law, vote shares attributable to variable contracts for which no voting instructions are received in proportion (for, against or abstain) to those for which voting instructions are received by that insurance company.

It is expected that the solicitation of proxies and voting instructions will be primarily by mail. Officers and service contractors of the Acquired Fund and insurance companies may also solicit proxies and voting instructions by telephone or otherwise. Contract owners may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) or voting instruction form(s) (as applicable) in the enclosed postage-paid envelope, (2) by touch-tone voting over the telephone, or (3) by voting via the Internet.

Variable contract owners may revoke previously submitted voting instructions given to an insurance company at any time prior to the Special Meeting by submitting to the insurance company a written notice of revocation or subsequently executed voting instructions, or by attending the Special Meeting and voting in person. All properly executed proxies and voting instruction forms received in time for the Special Meeting will be voted as specified in the proxy or voting instruction form or, if no specification is made, in favor of the proposals referred to in this Proxy Statement.

Quorum; Vote Required to Approve Proposal

The holders of a majority of the outstanding shares of beneficial interest entitled to vote of an Acquired Fund present in person or by proxy shall constitute a quorum at any meeting of shareholders for the transaction of business by that Fund. A shareholder vote may be taken with respect to one or both Acquired Funds on some or all matters if a quorum is present and sufficient votes have been received for approval with respect to such Acquired Funds.

If the necessary quorum to transact business or the vote required to approve the Plan with respect to either Acquired Fund is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Acquired Fund that did not receive the vote necessary for approval of the Plan or did not obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Acquired Fund’s shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote against any such adjournment those proxies to be voted against that proposal.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

With respect to each Acquired Fund, the Plan must be approved by the vote of (a) 67% or more of the voting securities of the Acquired Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Acquired Fund, whichever is less. Abstentions will have the effect of a “no” vote on the proposal to approve the Plan.

Outstanding Shareholders

Holders of record of the shares of beneficial interest of the Acquired Fund at the close of business on June 3, 2005 (the “Record Date”), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of June 3, 2005, there were 558,226.45 and 374,069.417 outstanding shares of beneficial interest of Money Fund and International Fund, respectively, entitled to vote.

All shares of the Acquired Fund and the Acquiring Fund are owned of record by insurance company separate accounts for the benefit of variable contract owners. No variable Contract Owner had, as of the Record Date, voting authority over as much as 5% of any Funds’ shares. The insurance company separate accounts that own shares of the Funds do not have an economic interest in the Funds.

Listed below are the name, address and share ownership of each person known to each Acquired Fund to own 5% or more of the shares of each Acquired Fund as of the Record Date. The table also indicates the percentage of each Acquired Fund’s shares of beneficial interest to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

Money Fund

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post- Reorganization
IDS Life Insurance Corp. 222 AXP Financial Center Minneapolis, MN 55474	80.5%	less than 1%

IDS Life Insurance Company of New York Separate Account BGI 222 AXP Financial Center Minneapolis, MN 55474	19.5%	less than 1%

International Fund

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post- Reorganization
IDS Life Insurance Corp. Separate Account AGI 222 AXP Financial Center Minneapolis, MN 55474	93.8%	1.7%

IDS Life Insurance Company of New York Separate Account BGI 222 AXP Financial Center Minneapolis, MN 55474	6.2%	less than 1%

Listed below are the name, address and share ownership of each person known to each Acquiring Fund to own 5% or more of each Acquiring Fund as of the Record Date. The table also indicates the percentage of each Acquiring Fund’s shares to be owned by such persons upon consummation of the Reorganization on the basis of present holdings and commitments. The type of ownership of each person listed below is record ownership.

SB Money Portfolio

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post- Reorganization
Travelers Insurance Company Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027	67.9%	67.8%

Travelers Life Annuity Company Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027	31.5%	31.5%

SB International Portfolio

Name and Address	Percentage Ownership	Pro Forma Percentage Ownership Post- Reorganization
Travelers Life Annuity Company Attn: Shareholder Accountants, 6MS P.O. Box 990027 Hartford, CT 06199-0027	49.5%	48.6%

Travelers Insurance Company Attn: Shareholder Accounting, 6MS P.O. Box 990027 Hartford, CT 06199-0027	42.5%	41.7%

ING USA Annuity Life Insurance Company Attn: Fund Accounting 1475 Dunwoody Drive West Chester, PA 19380	7.8%	7.7%

As of June 3, 2005, the officers and Trustees of Greenwich Fund as a group owned less than 1% of each Acquired Fund’s outstanding shares of beneficial interest. As of June 3, 2005, the officers and Directors of TSF as a group owned less than 1% of each Acquiring Fund.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

General.    TSF is organized as a Maryland corporation and was incorporated in the State of Maryland on February 22, 1994, while the Greenwich Fund is a business trust organized under the laws of the Commonwealth of Massachusetts on May 13, 1991. Each is registered with the SEC as an open-end management investment company. Each Acquiring Fund currently offers one class of shares of common stock. The International Fund is authorized to offer two classes of shares of beneficial interest, Class I and Class II; however, no Class II shares are outstanding.

Each share of each class of a Fund represents an interest in that class of the Fund that is equal to and proportionate with each other share of that class of such Fund. Shareholders are entitled to one vote for each share held (and a proportionate fractional vote for each fractional share) on matters on which they are entitled to vote.

Voting Rights.    TSF offers shares of each Fund only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of these Funds, and under the 1940 Act, is deemed to be in control of these Funds. Nevertheless, with respect to any shareholder meeting, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which corresponds to shares in each Fund to the extent required by law. Shares of the TSF attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

The Funds are not required to hold shareholder meetings annually.

Board.    The First Amended and Restated Master Trust Agreement (the “Trust Instrument”) of the Greenwich Fund provides that the term of office of each Trustee shall be from the time of his or her election and qualification until the termination of the Trust or until such Trustee dies, resigns or is removed. Any Trustee of the Greenwich Fund may be removed (i) by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, (ii) by vote of shareholders holding not less than two-thirds of the shares then outstanding, or (iii) by a written declaration signed by shareholders holding not less than two-thirds of the shares then outstanding. Vacancies on the Board of Trustees of the Greenwich Fund (including ones arising from an increase in the number of Trustees) shall be filled by a vote of the majority of the remaining Trustees, provided that no vacancy or vacancies shall be filled by action of the remaining Trustees if, after the filling of the vacancy or vacancies, fewer than two-thirds of the Trustees then holding office shall have been elected by the stockholders of the Greenwich Fund. The responsibilities, powers and fiduciary duties of the Trustees are substantially the same as those of the directors of TSF. Under Maryland law and TSF’s By-Laws, a director of TSF may be removed with or without cause only by the affirmative vote of a majority of shares entitled to vote for the election of directors.

Liquidation or Termination.    In the event of the liquidation or termination of the Acquired Funds, the shareholders of each Fund are entitled to receive, when and as declared by the Board of Trustees, the excess of the assets over the liabilities belonging to that Fund. In either case, the assets so distributed to shareholders will be distributed among the shareholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares would differ due to differences in expense ratios.

Liability of Directors in Maryland and Trustees in Massachusetts.    In the event of any litigation against the directors of TSF, Maryland law permits TSF to indemnify a director unless it is established that the act or omission of the director giving rise to the litigation was committed in bad faith, was the result of active and deliberate dishonesty or the director actually received an improper personal benefit or if the proceeding is by or in the right of TSF and the director has been judged liable to TSF. In addition, TSF’s Articles of Incorporation provides that TSF shall indemnify its officers and directors to the maximum extent permitted by law, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. TSF’s Articles of Incorporation also provides that no director or officer shall be personally liable to TSF or its stockholders for money damages, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Similarly, to protect the Trustees against such liability, the Trust Instrument provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Greenwich Fund, or any act or omission of any other Trustee; and (2) the Greenwich Fund shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith. Furthermore, nothing in the Trust Instrument protects a Trustee against any liability to the Greenwich Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Rights of Inspection.    Maryland law provides that persons who have been stockholders of record for six months or more and who own at least 5% of the shares of an Acquiring Fund may inspect the books of account and stock ledger of an Acquiring Fund. Massachusetts law permits any shareholder of an Acquired Fund or any agent of such shareholders to inspect and copy, during usual business hours, the By-Laws, minutes of shareholder proceedings, annual statements of the affairs and voting trust agreements (if any) of the relevant Fund on file at its principal office.

Massachusetts Business Trust Shareholder Liability and Maryland Corporation Stockholder Liability.    One area of difference between the two forms of organizations is the potential liability of holders of beneficial interests in a Massachusetts business trust (i.e., shareholders) and stockholders of a Maryland corporation. Shareholders of a corporation generally may not be held to be personally liable for the obligations of a corporation such as TSF. In contrast, under Massachusetts law, shareholders of the Greenwich Fund could, under certain circumstances, be held personally liable for the Greenwich Fund’s obligations. However, the Trust Instrument disclaims shareholder liability for acts or obligations of the Greenwich Fund, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Greenwich Fund or its trustees. Moreover, the Trust Instrument provides for indemnification out of the Greenwich Fund’s property for all losses and expenses of any shareholder held personally liable for the Greenwich Fund’s obligations. Thus, and in light of the nature of the Greenwich Fund’s business, the Greenwich Fund considers the risk of a shareholder’s incurring financial loss on account of shareholder liability to be remote, since it is limited to circumstances in which the disclaimer is inoperative, inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance), and the Greenwich Fund itself is unable to meet its obligations.

The foregoing is only a summary of certain characteristics of the operations of the Funds. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of corporate documents and state laws governing each Fund for a more thorough description.

FEDERAL INCOME TAX CONSEQUENCES

As a condition to each Fund’s obligation to consummate the merger, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of such Acquiring Fund Shares to Acquired Fund shareholders in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to the Acquired Fund’s shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding periods of the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund.

As long as the contracts qualify as annuity contracts under Section 72 of the Code and Treasury regulations thereunder, the merger, whether or not treated as a tax-free reorganization for federal income tax purposes, will not create any tax liability for contract owners. Contract owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. In addition, although it is not expected to affect contract owners, as a result of the merger each Fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined fund.

The Acquired Fund normally follows the practice of declaring and distributing substantially all of the net investment income and any net short-term and long-term capital gains at least annually. The Acquiring Fund intends to distribute its investment company taxable income and any net realized capital gains in December of each year. If the Reorganization is approved by the Acquired Fund’s shareholders, the Acquired Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains prior to the Closing (as defined in the Plan).

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder or contract owner. Shareholders and contract owners are urged to consult their own tax advisors as to the specific consequences to them of the merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

TERMINATION OF SERIES

If the Reorganization is effected, the Acquired Fund will be liquidated and terminated as a series of Greenwich Fund, and the Acquired Fund’s issued and outstanding shares will be cancelled.

PORTFOLIO SECURITIES

If the Reorganization is effected, SBFM will analyze and evaluate the portfolio securities of the Acquired Fund being transferred to the Acquiring Fund. Consistent with the Acquiring Fund’s investment objective and policies, any restrictions imposed by the Code and the best interests of the Acquiring Fund’s shareholders (including former shareholders of the Acquired Fund), SBFM will influence the extent and duration to which the Acquired Fund’s portfolio securities will be maintained by the Acquiring Fund. It is possible that there may be a significant disposition of the Acquired Fund’s portfolio securities in connection with the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the Acquired Fund’s portfolio securities may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

PORTFOLIO TURNOVER

The portfolio turnover rate for SB International Portfolio (i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the Fund (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less)), for fiscal year ended October 31, 2004 was 21%. The portfolio turnover rate for International Fund for the fiscal year ended December 31, 2004 was 20%.

CAPITALIZATION AND PERFORMANCE

Pro Forma Capitalization (Unaudited).    The following table sets forth the unaudited capitalization of each class of each of the Acquiring Fund and the Acquired Fund as of May 25, 2005, as adjusted giving effect to the Reorganization discussed herein:1

	SB Money Portfolio	Money Fund	Pro Forma Adjustments	Pro Forma Combined
	(Actual)	(Actual)
Class I
Net Assets	$489,171,176	$558,991	—	$489,730,167
Net Asset Value Per Share	$1.00	$1.00	—	$1.00
Shares Outstanding	489,163,610	558,991	—	489,722,601

	SB International Portfolio	International Fund (Class I)	Pro Forma Adjustments	Pro Forma Combined
	(Actual)	(Actual)
Class I
Net Assets	$158,579,730	$2,837,388	—	$161,417,118
Net Asset Value Per Share	$12.64	$7.57	—	$12.64
Shares Outstanding	$12,541,310	375,041	(150,432)	12,765,919

[1]	Assumes the Reorganization had been consummated on May 25, 2005 and is for information purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the date the Reorganization takes place, and the foregoing table should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

Performance.    The following tables reflect the average annual total returns of the Acquired Fund and the Acquiring Fund for the one-year, five-year, ten-year and since-inception periods ended December 31, 2004. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The tables assume the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The performance indicated does not reflect variable annuity or life insurance contract charges which, if included, would lessen performance.

Money Funds

	1 Year	5 Years	10 Years
Money Fund	0.49%	1.86%	3.20%
90-Day U.S. Treasury Bill Index (does not reflect deductions for fees, expenses or taxes)	1.38%	2.67%	3.88%
SB Money Portfolio	0.88%	2.49%	3.76%
90-Day U.S. Treasury Bill Index (does not reflect deductions for fees, expenses or taxes)	1.38%	2.67%	3.88%

International Funds

	1 Year	5 Years	10 Years
International Fund (Class I)	17.04%	(8.39)%	5.11%
Morgan Stanley EAFE Index (does not reflect deductions for fees, expenses or taxes)	20.25%	(1.13)%	5.62%
SB International Portfolio	17.86%	(10.15)%	3.48%
MSCI EAFE Growth Index (does not reflect deductions for fees, expenses or taxes)	16.12%	(6.03)%	3.15%

OTHER INFORMATION

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the SEC.

Such reports, proxy material and other information can be inspected and copied at the Public Reference Room (202-942-8090) maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or without charge from the SEC at publicinfo@sec.gov. Copies of such material can also be obtained from Greenwich Fund, 125 Broad Street, New York, New York 10004, or by calling 1-800-451-2010.

SBFM and certain of the Acquiring Fund’s service providers have a financial interest in the Reorganization, arising from the fact that their respective fees under their respective agreements with the Acquiring Fund will increase as the amount of the Acquiring Fund’s assets increases; the amount of those assets will increase by virtue of the Reorganization.

THE BOARD OF TRUSTEES OF GREENWICH FUND RECOMMENDS THAT THE SHAREHOLDERS OF EACH ACQUIRED FUND VOTE IN FAVOR OF THE PROPOSAL.

ADDITIONAL INFORMATION

General.    The cost of preparing, printing and mailing the enclosed voting instruction form and Prospectus/Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by Citigroup Asset Management or its affiliates.

When the Acquired Fund records proxies by telephone, by fax or through the Internet, they will use procedures designed to (i) authenticate shareholders’ identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded.

To participate in the Special Meeting, the shareholder may submit the voting instruction form originally sent with the Prospectus/Proxy Statement by mail or by facsimile, vote the voting instruction form by mail or through the Internet, or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting. You may revoke your proxy at any time before it is voted.

Proposals of Shareholders.    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of Greenwich Fund, c/o Greenwich Fund, 125 Broad Street, New York, New York 10004, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Special Meeting.    No Board member is aware of any matters that will be presented for action at the Special Meeting other than the Proposal set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of Greenwich Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM PROMPTLY (UNLESS YOU ARE VOTING BY TELEPHONE, BY FAX OR THROUGH THE INTERNET). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

/s/ ROBERT I. FRENKEL
Robert I. Frenkel Secretary

INDEX OF EXHIBITS

Exhibit A	Form of Agreement and Plan of Reorganization (Money Funds)

Exhibit B	Form of Agreement and Plan of Reorganization (International Funds)

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this day of June 2, 2005, between Greenwich Street Series Fund (“Greenwich Fund”), a Massachusetts business trust with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Salomon Brothers Variable Money Market Fund (the “Acquired Fund”), and Travelers Series Fund Inc. (“TSF”), a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Smith Barney Money Market Portfolio (the “Acquiring Fund”), and solely for purposes of Section 10.2 hereof, Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SaBAM”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for voting shares of common stock ($0.00001 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER	OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Greenwich Fund on behalf of the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the “Effective Time Statement”), prepared in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet.

1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund whether accrued or contingent, existing at the Valuation Time as defined in section 2.1. The Acquired Fund will endeavor to discharge all the

Acquired Fund’s known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of assets provided for in section 1.1 (the “Liquidation Time”), Greenwich Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of Greenwich Fund with respect to the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. Greenwich Fund’s First Amended and Restated Master Trust Agreement, dated October 14, 2005, as amended (the “Declaration of Trust”) will be amended to effectuate further the cancellation of the issued and outstanding shares of the Acquired Fund.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    VALUATION

2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund’s charter and then-current prospectus or statement of additional information.

2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4. All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm.

3.    CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be July 8, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP or at such other place and time as the parties may agree.

3.2. Greenwich Fund, on behalf of the Acquired Fund, shall deliver to the Acquiring Fund on the Closing Date a schedule of assets.

3.3. State Street Bank and Trust Company (“State Street), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4. Citicorp Trust Bank, fsb (the “Transfer Agent”), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or primary trading market shall be disrupted so that, in the judgment of the Board of Trustees/Directors of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

4.1. Greenwich Fund, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) Greenwich Fund is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under Greenwich Fund’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of Greenwich Fund duly designated in accordance with the applicable provisions of Greenwich Fund’s Declaration of Trust;

(b) Greenwich Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, Greenwich Fund is not, and the execution, delivery and performance of this Agreement by Greenwich Fund will not result, (i) in violation of Massachusetts law or of Greenwich Fund’s Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of December 31, 2004, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable notice requirements of state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of Greenwich Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Greenwich Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by Greenwich Fund, on behalf of the Acquired Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2. TSF, on behalf of the Acquiring Fund, represents and warrants to Greenwich Fund, on behalf of the Acquired Fund, as follows:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The TSF is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) TSF is not, and the execution, delivery and performance of this Agreement by TSF will not result, in violation of Maryland law or of its Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it, except for the pending action in which TSF (but not the Acquiring Fund) has been named as a defendant that is referred to in Section 8.6. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of October 31, 2004, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Greenwich Fund, on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable notice requirements of state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of TSF and this Agreement will constitute a valid and binding obligation of TSF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by TSF, on behalf of the Acquiring Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Greenwich Fund, on behalf of the Acquired Fund, for use therein; and

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

5.2. Upon reasonable notice, TSF’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3. Greenwich Fund, on behalf of the Acquired Fund, covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 1, 2005 (or such other date as the Acquired Fund and the Acquiring Fund may agree to in writing).

5.4. TSF, on behalf of the Acquiring Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. Greenwich Fund, on behalf of the Acquired Fund, covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

5.6. Subject to the provisions of this Agreement, TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. TSF, on behalf of the Acquiring Fund, will file the Registration Statement, including the Proxy Statement, with the Commission. Greenwich Fund, on behalf of the Acquired Fund, will provide TSF, on behalf of the Acquiring Fund, with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8. Greenwich Fund, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by TSF, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as TSF, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm the TSF’s, on behalf of the Acquiring Fund, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. TSF, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that TSF, on behalf of the Acquiring Fund, may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10. TSF, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by Greenwich Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as Greenwich Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Greenwich Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TSF, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of TSF, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, Trustees/Directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

6.2. TSF, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

6.3. Greenwich Fund, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to Greenwich Fund, and dated as of the Closing Date, to the effect that:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland;

(b) the Acquiring Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in TSF’s registration statement under the 1940 Act;

(c) this Agreement has been duly authorized, executed and delivered by TSF, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of the Agreement by Greenwich Fund on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of

TSF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s assets pursuant to the Agreement will not, violate TSF’s Charter or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s Assets pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of Greenwich Fund, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as Greenwich Fund, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

6.4. TSF, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TSF, on behalf of the Acquiring Fund, on or before the Closing Date.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of TSF, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Greenwich Fund, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of Greenwich Fund, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, Trustees/Directors or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

7.2. Greenwich Fund shall have delivered to TSF, on behalf of the Acquiring Fund, a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of Greenwich Fund;

7.3. Greenwich Fund, on behalf of the Acquired Fund, shall have delivered to TSF, on behalf of the Acquiring Fund, on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TSF, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Greenwich Fund, with respect to the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TSF, on behalf of the Acquiring Fund, shall reasonably request;

7.4. TSF, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to TSF, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) Greenwich Fund has been formed and is a business trust legally existing under the laws of The Commonwealth of Massachusetts;

(b) Greenwich Fund, with respect to the Acquired Fund, has the power to carry on its business as presently conducted in accordance with the description thereof in Greenwich Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by Greenwich Fund, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of Greenwich Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Declaration of Trust or By-Laws of Greenwich Fund or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquired Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound; and

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s Assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of TSF, on behalf of the Acquiring Fund, its Board of Directors and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TSF, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of TSF, they have relied upon the opinion of Goodwin Procter LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Goodwin Procter LLP.

7.5. Greenwich Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust, and By-Laws of Greenwich Fund, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TSF or Greenwich Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to Greenwich Fund and TSF substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund Shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefore; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of Acquired Fund Shares exchanged therefore, provided that the Shareholder held the Acquired Fund Shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of Greenwich Fund and TSF. Notwithstanding anything herein to the contrary, neither Greenwich Fund nor TSF may waive the condition set forth in this section 8.5.

9.    INDEMNIFICATION

9.1. TSF, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless Greenwich Fund and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Greenwich Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TSF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. Greenwich Fund, on behalf of the Acquired Fund, agrees to indemnify and hold harmless TSF and each of its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses

(including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally TSF or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Greenwich Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.    FEES AND EXPENSES

10.1. Each of TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. Expenses of the Reorganization will be borne by SaBAM and SBFM or their affiliates. Any such expenses which are so borne by SaBAM, SBFM or their affiliates will be solely and directly related to the Reorganization.

11.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

The covenants to be performed after the Closing and the obligations of each of TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Greenwich Fund and TSF; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.    NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, c/o Travelers Series Fund Inc., 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to any other address that Greenwich Fund or TSF shall have last designated by notice to the other party.

15.    HEADINGS; COUNTERPARTS; ASSIGNMENT

15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

15.5. It is expressly agreed that the obligations of Greenwich Fund hereunder shall not be personally binding upon any of the Trustees, shareholders, officers, agents or employees of Greenwich Fund, but shall bind only the assets and property of the Acquired Fund, as provided in Greenwich Fund’s Declaration of Trust, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. This Agreement has been authorized by the Trustees of Greenwich Fund acting as such, and such authorization shall not be deemed to have been made individually or to impose any personal liability, but shall bind only the assets and property of the Acquired Fund, as provided in Greenwich Fund’s Declaration of Trust. Greenwich Fund’s Declaration of Trust provides, and it is expressly agreed, that the Acquired Fund shall be solely and exclusively responsible for the payment of its liabilities and that no other series of Greenwich Fund shall be responsible for the same.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	GREENWICH STREET SERIES FUND on behalf of Salomon Brothers Variable Money Market Fund

By:
Name:
Title:

Attest:	TRAVELERS SERIES FUND INC. on behalf of Smith Barney Money Market Portfolio

By:
Name:
Title:

Attest:	SMITH BARNEY FUND MANAGEMENT LLC

By:
Name:
Title:

Attest:	SALOMON BROTHERS ASSET MANAGEMENT INC.

By:
Name:
Title:

EXHIBIT B

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this day of , 2005, between Greenwich Street Series Fund (“Greenwich Fund”), a Massachusetts business trust with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Salomon Brothers Variable International Equity Fund (the “Acquired Fund”), and Travelers Series Fund Inc. (“TSF”), a Maryland corporation with its principal place of business at 125 Broad Street, New York, New York 10004, on behalf of its series, Smith Barney International All Cap Growth Portfolio (the “Acquiring Fund”), and solely for purposes of Section 10.2 hereof, Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SaBAM”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for voting shares of common stock ($0.00001 par value per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the holders of shares of beneficial interest in the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER	OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Greenwich Fund on behalf of the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the “Effective Time Statement”), prepared in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet.

1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund whether accrued or contingent, existing at the Valuation Time as defined in section 2.1. The Acquired Fund will endeavor to discharge all the Acquired Fund’s known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of assets provided for in section 1.1 (the “Liquidation Time”), Greenwich Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined herein), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of Greenwich Fund with respect to the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange. Greenwich Fund’s First Amended and Restated Master Trust Agreement, dated October 14, 2005, as amended (the “Declaration of Trust”) will be amended to effectuate further the cancellation of the issued and outstanding shares of the Acquired Fund.

1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.    VALUATION

2.1. The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (“NYSE”) on the Closing Date, as defined in Section 3.1 (such time and date also being hereinafter called the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund’s charter and then-current prospectus or statement of additional information.

2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4. All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm.

3.    CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be July 8, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern Time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Willkie Farr & Gallagher LLP or at such other place and time as the parties may agree.

3.2. Greenwich Fund, on behalf of the Acquired Fund, shall deliver to the Acquiring Fund on the Closing Date a schedule of assets.

3.3. State Street Bank and Trust Company (“State Street), as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4. Citicorp Trust Bank, fsb (the “Transfer Agent”), on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or primary trading market shall be disrupted so that, in the judgment of the Board of Trustees/Directors of either Fund, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.    REPRESENTATIONS AND WARRANTIES

4.1. Greenwich Fund, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) Greenwich Fund is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under Greenwich Fund’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of Greenwich Fund duly designated in accordance with the applicable provisions of Greenwich Fund’s Declaration of Trust;

(b) Greenwich Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, Greenwich Fund is not, and the execution, delivery and performance of this Agreement by Greenwich Fund will not result, (i) in violation of Massachusetts law or of Greenwich Fund’s Declaration of Trust or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of December 31, 2004, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable notice requirements of state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of Greenwich Fund, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of Greenwich Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by Greenwich Fund, on behalf of the Acquired Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2. TSF, on behalf of the Acquiring Fund, represents and warrants to Greenwich Fund, on behalf of the Acquired Fund, as follows:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Articles of Incorporation, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The TSF is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) TSF is not, and the execution, delivery and performance of this Agreement by TSF will not result, in violation of Maryland law or of its Articles of Incorporation, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it, except for the pending action in which TSF (but not the Acquiring Fund) has been named as a defendant that is referred to in Section 8.6. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statement of Assets and Liabilities, including the Schedule of Investments as of October 31, 2004, and the Statement of Operations for the year then ended, the Statements of Changes in Net Assets for each of the years in the two-year period then ended and Financial Highlights for each of the years in the five-year period then ended have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on the statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since October 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by Greenwich Fund, on behalf of the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable notice requirements of state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Directors of TSF and this Agreement will constitute a valid and binding obligation of TSF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by TSF, on behalf of the Acquiring Fund, for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by Greenwich Fund, on behalf of the Acquired Fund, for use therein; and

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.    COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

5.2. Upon reasonable notice, TSF’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3. Greenwich Fund, on behalf of the Acquired Fund, covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than July 1, 2005 (or such other date as the Acquired Fund and the Acquiring Fund may agree to in writing).

5.4. TSF, on behalf of the Acquiring Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. Greenwich Fund, on behalf of the Acquired Fund, covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

5.6. Subject to the provisions of this Agreement, TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. TSF, on behalf of the Acquiring Fund, will file the Registration Statement, including the Proxy Statement, with the Commission. Greenwich Fund, on behalf of the Acquired Fund, will provide TSF, on behalf of the Acquiring Fund, with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8. Greenwich Fund, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by TSF, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as TSF, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm the TSF’s, on behalf of the Acquiring Fund, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. TSF, on behalf of the Acquiring Fund, covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that TSF, on behalf of the Acquiring Fund, may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10. TSF, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by Greenwich Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as Greenwich Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Greenwich Fund, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by TSF, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of TSF, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, Trustees/Directors or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

6.2. TSF, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

6.3. Greenwich Fund, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to Greenwich Fund, and dated as of the Closing Date, to the effect that:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland;

(b) the Acquiring Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in TSF’s registration statement under the 1940 Act;

(c) this Agreement has been duly authorized, executed and delivered by TSF, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of the Agreement by Greenwich Fund on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of TSF, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s assets pursuant to the Agreement will not, violate TSF’s Charter or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of the State of Maryland with respect to the issuance of the Acquiring Fund Shares in exchange for the transfer of the Acquired Fund’s Assets pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of Greenwich Fund, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as Greenwich Fund, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of the Acquired Fund, they have relied upon the opinion of Venable LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

6.4. TSF, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by TSF, on behalf of the Acquiring Fund, on or before the Closing Date.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of TSF, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by Greenwich Fund, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of Greenwich Fund, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, Trustees/Directors or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

7.2. Greenwich Fund shall have delivered to TSF, on behalf of the Acquiring Fund, a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of Greenwich Fund;

7.3. Greenwich Fund, on behalf of the Acquired Fund, shall have delivered to TSF, on behalf of the Acquiring Fund, on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TSF, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of Greenwich Fund, with respect to the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as TSF, on behalf of the Acquiring Fund, shall reasonably request;

7.4. TSF, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, in a form reasonably satisfactory to TSF, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) Greenwich Fund has been formed and is a business trust legally existing under the laws of The Commonwealth of Massachusetts;

(b) Greenwich Fund, with respect to the Acquired Fund, has the power to carry on its business as presently conducted in accordance with the description thereof in Greenwich Fund’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by Greenwich Fund, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and legally binding obligation of Greenwich Fund, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d) the execution and delivery of the Agreement did not, and the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Declaration of Trust or By-Laws of Greenwich Fund or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquired Fund is a party or by which it or any of its properties may be bound or to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Acquired Fund is a party or by which it is bound; and

(e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s Assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made; and

(f) to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business, other than as previously disclosed in the Registration Statement.

Such opinion may state that it is solely for the benefit of TSF, on behalf of the Acquiring Fund, its Board of Directors and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of

Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TSF, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of Massachusetts law, such counsel shall be entitled to state that, with the approval of TSF, they have relied upon the opinion of Goodwin Procter LLP and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Goodwin Procter LLP.

7.5. Greenwich Fund, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust, and By-Laws of Greenwich Fund, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TSF or Greenwich Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to Greenwich Fund and TSF substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of the Acquired Fund; (iii) under Section 354 of the Code, Shareholders will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for the Acquired Fund Shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each Shareholder will be the same as the aggregate basis of the Acquired Fund Shares exchanged therefore; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Shareholder will include the holding period of Acquired Fund Shares exchanged therefore, provided that the Shareholder held the Acquired Fund Shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall request of each of Greenwich Fund and TSF. Notwithstanding anything herein to the contrary, neither Greenwich Fund nor TSF may waive the condition set forth in this section 8.5.

9. INDEMNIFICATION

9.1. TSF, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless Greenwich Fund and each of its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally Greenwich Fund or any of its Trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TSF of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. Greenwich Fund, on behalf of the Acquired Fund, agrees to indemnify and hold harmless TSF and each of its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally TSF or any of its Directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by Greenwich Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.    FEES AND EXPENSES

10.1. Each of TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. Expenses of the Reorganization will be borne by SaBAM and SBFM or their affiliates. Any such expenses which are so borne by SaBAM, SBFM or their affiliates will be solely and directly related to the Reorganization.

11.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

The covenants to be performed after the Closing and the obligations of each of TSF, on behalf of the Acquiring Fund, and Greenwich Fund, on behalf of the Acquired Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before December 31, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Greenwich Fund and TSF; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.    NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, c/o Greenwich Street Series Fund, 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to the Acquiring Fund, c/o Travelers Series Fund Inc., 125 Broad Street, New York, New York 10004, with a copy to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, Attn.: Burton M. Leibert, Esq., or to any other address that Greenwich Fund or TSF shall have last designated by notice to the other party.

15.    HEADINGS; COUNTERPARTS; ASSIGNMENT

15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its principles of conflicts of laws.

15.5. It is expressly agreed that the obligations of Greenwich Fund hereunder shall not be personally binding upon any of the Trustees, shareholders, officers, agents or employees of Greenwich Fund, but shall bind only the assets and property of the Acquired Fund, as provided in Greenwich Fund’s Declaration of Trust, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. This Agreement has been authorized by the Trustees of Greenwich Fund acting as such, and such authorization shall not be deemed to have been made individually or to impose any personal liability, but shall bind only the assets and property of the Acquired Fund, as provided in Greenwich Fund’s Declaration of Trust. Greenwich Fund’s Declaration of Trust provides, and it is expressly agreed, that the Acquired Fund shall be solely and exclusively responsible for the payment of its liabilities and that no other series of Greenwich Fund shall be responsible for the same.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:	GREENWICH STREET SERIES FUND on behalf of Salomon Brothers Variable International Equity Fund

By:
Name:
Title:

Attest:	TRAVELERS SERIES FUND INC. on behalf of Smith Barney International All Cap Growth Portfolio

By:
Name:
Title:

Attest:	SMITH BARNEY FUND MANAGEMENT LLC

By:
Name:
Title:

Attest:	SALOMON BROTHERS ASSET MANAGEMENT INC.

By:
Name:
Title:

STATEMENT OF ADDITIONAL INFORMATION

125 Broad Street

New York, New York 10004

1-800-451-2010

June 8, 2005

RELATING TO THE ACQUISITION BY

SMITH BARNEY MONEY MARKET PORTFOLIO (“SB MONEY PORTFOLIO”)

AND SMITH BARNEY INTERNATIONAL ALL CAP GROWTH PORTFOLIO

(“SB INTERNATIONAL PORTFOLIO” AND EACH AN “ACQUIRING FUND”),

EACH A SERIES OF TRAVELERS SERIES FUND INC. (“TSF”)

OF THE ASSETS OF SALOMON BROTHERS VARIABLE

MONEY MARKET FUND (“MONEY FUND”) AND

SALOMON BROTHERS VARIABLE INTERNATIONAL EQUITY FUND

(“INTERNATIONAL FUND” AND EACH AN “ACQUIRED FUND”), RESPECTIVELY,

EACH A SERIES OF GREENWICH STREET SERIES FUND (GREENWICH FUND).

This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of the Acquired Fund, each a series of Greenwich Funds, to the Acquiring Fund, a series of TSF, in exchange for shares of common stock of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1.	Statement of Additional Information for the Acquiring Funds, dated February 28, 2005.

2.	Statement of Additional Information of the Acquired Funds, dated April 30, 2005.

3.	Annual Reports of the Acquiring Funds for the year ended October 31, 2004.

4.	Annual Reports of the Acquired Funds for the year ended December 31, 2004.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated June 8, 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Acquiring Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

FINANCIAL STATEMENTS

The Annual Reports of the Acquired Funds and Acquiring Funds for the fiscal years ended December 31, 2004 and October 31, 2004, respectively, are included herewith and are incorporated by reference herein. The Annual Reports for the Acquired Fund and the Acquiring Fund include audited financial statements, notes to the financial statements and the report of the independent registered public accounting firm.

PRO FORMA FINANCIAL STATEMENTS

Because the net asset value of each Acquired Fund is less than 10% of the relevant Acquiring Fund’s net asset value, pro forma financial statements are not required to be and have not been prepared for inclusion in the Statement of Additional Information filed in connection with the Reorganization.

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